BILL OF SALE, ASSIGNMENT
AND
QUIT CLAIM DEED

For valuable consideration, I hereby Sell, Assign, and Quit Claim all title and interest of Medina International Holdings, Inc. in and to the assets listed on Exhibit A free and clear of all liens and encumbrances to Harbor Guard Boats, Inc. and I agree to execute all other documents necessary to transfer the assets.

Dated April 29, 2016   By:________________________________

Danny Medina
President
Medina International Holdings, Inc.

Notary Acknowledgement
State of California
County of Riverside

The foregoing Bill of Sale, Assignment, and Quit Claim Deed was acknowledged before me by _____________, duly identified and known to me, this ____ day of ________, 2015.

My Commission Expires: _______________   ______________________________
Notary Public

EXHIBIT A

Websites	Domain Owner
1. www.medinainternationalholdings.com	Daniel Medina
2.www.medinaih.com	Daniel Medina

Net Fixed Assets (book Value) of Medina International Holdings, Inc.

1.Designs & Drawings	$0
2. Molds for 15', 20', 21 Cat	0
3. Computers, Furniture, Office equipment,	0
4.Manufacturing Tools, Fire equipment	0

DM